UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

Tenax Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on January 19, 2021 (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing, among other things, the Company’s acquisition of PHPrecisionMed Inc. (“PHPM”). The purpose of this Amendment is to provide the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amend and restate Item 9.01 of the Original Form 8-K.

No other changes have been made to the Original Form 8-K. This Amendment speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and, except as set forth herein, does not modify or update in any way disclosures made in the Original Form 8-K. This Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

       (a)   Financial Statements of Businesses Acquired.

The audited historical financial statements of PHPM for the year ended December 31, 2019 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited financial statements of PHPM for the nine months ended September 30, 2020 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

       (b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the nine months ended September 30, 2020 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2019 are filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)
Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among PHPrecisionMed Inc., Tenax Therapeutics, Inc., Life Newco II, Inc., and Dr. Stuart Rich dated January 15, 2021*
4.1	Certificate of Designation of Series B Convertible Preferred Stock*
10.1	Employment Agreement with Dr. Stuart Rich dated January 15, 2021*
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated January 19, 2021*
99.2	Audited financial statements of PHPrecisionMed Inc. as of and for the year ended December 31, 2019
99.3	Unaudited financial statements of PHPrecisionMed Inc. as of and for the nine months ended September 30, 2020
99.4
Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2019

  *Filed with the Original From 8-K, which was filed with the SEC on January 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2021	Tenax Therapeutics, Inc.

By: /s/ Michael B. Jebsen
Michael B. Jebsen
President and Chief Financial Officer